UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☐	Preliminary Information Statement.

☐	Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement.

Bridge Builder Trust

(Name of Registrant as Specified In Charter)

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BRIDGE BUILDER LARGE CAP VALUE FUND

IMPORTANT NOTICE REGARDING INTERNET

AVAILABILITY OF INFORMATION STATEMENT

The Information Statement is available at www.bridgebuildermutualfunds.com

June 29, 2020

As a shareholder of the Bridge Builder Large Cap Value Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”), you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to the hiring of T. Rowe Price Associates, Inc. (“T. Rowe Price”) and LSV Asset Management (“LSV”) as investment subadvisers to the Fund. This notice presents only an overview of the more complete Information Statement. We encourage you to review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only and, as a shareholder of the Fund, you need not take any action.

SUMMARY OF INFORMATION STATEMENT

As discussed in greater detail in the Information Statement, at its in-person meeting held on February 25-26, 2020, the Board of Trustees of the Trust (the “Board”) approved (i) an amended and restated investment sub-advisory agreement among the Trust, Olive Street Investment Advisers, LLC (“Olive Street”), the investment adviser to the Fund, and T. Rowe Price, pursuant to which T. Rowe Price serves as an investment subadviser to the Fund; and (ii) an amended and restated investment sub-advisory agreement among the Trust, Olive Street and LSV, pursuant to which LSV serves as an investment subadviser to the Fund. The appointment of became effective on April 15, 2020 for T. Rowe Price and April 14, 2020 for LSV, when each began managing a portion of the assets of the Fund.

The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order that permits Olive Street to enter into and materially amend sub-advisory agreements between Olive Street and unaffiliated investment subadvisers to the Fund with the approval of the Board. Although approval by the Fund’s shareholders is not required, a condition of this order requires Olive Street to furnish Fund shareholders with information about the subadvisers and the sub-advisory agreements.

Accordingly, the purpose of the Information Statement is to furnish Fund shareholders with detailed information about the Board’s approval of new amended and restated sub-advisory agreements with T. Rowe Price and LSV pursuant to which each will serve as an investment subadviser to the Fund.

The Information Statement will be available on the Fund’s website until at least Thursday, September 28, 2020. To view and print the Information Statement, click on the link of the Information Statement in order to open the document. A paper or email copy of the Information Statement is available, free of charge, by contacting the Fund by telephone at 1-855-823-3611, via e-mail at bridgebuildertrust@edwardjones.com, or by mail at:

Mailing Address:

Bridge Builder Trust

P.O. Box 1920

Denver, CO 80201

Overnight Address:

Bridge Builder Trust

1290 Broadway Suite 1000

Denver, CO 80203

If you do not request a paper or email copy of the Information Statement by this date, you will not otherwise receive a paper or email copy. The Fund’s most recent annual and semi-annual reports are available upon request, without charge, by contacting your financial advisor, from the Funds’ website at www.bridgebuildermutualfunds.com, by making a request to the Fund via e-mail at bridgebuilder@edwardjones.com, by calling 1-855-823-3611, or by making a request in writing to the Fund at:

Mailing Address:

Bridge Builder Trust

P.O. Box 1920

Denver, CO 80201

Overnight Address:

Bridge Builder Trust

1290 Broadway Suite 1000

Denver, CO 80203

BRIDGE BUILDER LARGE CAP VALUE FUND

INFORMATION STATEMENT

June 29, 2020

This information statement (the “Information Statement”) is being made available to the shareholders of the Bridge Builder Large Cap Value Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”). This Information Statement relates to the approval by the Board of Trustees of the Trust (the “Board”) of (i) an amended and restated investment sub-advisory agreement among the Trust, on behalf of the Fund, Olive Street Investment Advisers, LLC (“Olive Street” or the “Adviser”), the investment adviser to the Fund, and T. Rowe Price Associates, Inc. (“T. Rowe Price”), pursuant to which T. Rowe Price serves as an investment subadviser to the Fund (the “Amended and Restated T. Rowe Price Sub-advisory Agreement”); and (ii) an amended and restated investment sub-advisory agreement among the Trust, on behalf of the Fund, Olive Street and LSV Asset Management (“LSV” and, together with T. Rowe Price, the “New Subadvisers”), pursuant to which LSV serves as an investment subadviser to the Fund (the “Amended and Restated LSV Sub-advisory Agreement” and, together with the Amended and Restated T. Rowe Price Sub-advisory Agreement, the “New Sub-advisory Agreements” and each a “New Sub-advisory Agreement”).

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order that permits Olive Street to enter into and materially amend sub-advisory agreements between Olive Street and unaffiliated investment subadvisers to the Fund with the approval of the Board. Although approval by the Fund’s shareholders is not required, pursuant to a condition of this order, Olive Street is required to furnish Fund shareholders with certain information about T. Rowe Price and LSV and the New Sub-advisory Agreements.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

Olive Street is the Fund’s investment adviser. Pursuant to the terms of an exemptive order granted to Olive Street and the Trust by the SEC on August 6, 2013 (the “Exemptive Order”), Olive Street employs a so-called “manager-of-managers” arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the “1940 Act”) generally requires that a fund’s shareholders approve all agreements pursuant to which persons serve as investment adviser or subadviser to the fund. The Exemptive Order exempts Olive Street and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows Olive Street, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Fund without a shareholder vote.

As described in more detail below, at its in-person Board meeting held on February 25-26, 2020, (the “Meeting”), the Board approved the appointment of T. Rowe Price and LSV as investment subadvisers to the Fund and the New Sub-advisory Agreements. The appointment became effective on April 15, 2020 for T. Rowe Price and April 14, 2020 for LSV. Before the appointment of T. Rowe Price and LSV, the Fund had four subadvisers, who each managed one or more portions, or sleeves, of the assets of the Fund (the “Existing Subadvisers”). After the appointment of T. Rowe Price and LSV as additional subadvisers, the Existing Subadvisers continue to manage portions of the assets of the Fund. Olive Street may reallocate the Fund’s assets among the subadvisers in its discretion at any time, including down to 0% in one or more subadvisers.

Olive Street recommended that the Board appoint T. Rowe Price and LSV as subadvisers to the Fund for multiple reasons, including because Olive Street believes that T. Rowe Price’s Equity Income strategy’s fundamental-driven dividend yield performance and LSV’s Large Cap Value strategy’s quantitative, deep-value investment philosophy help to align the Fund with its target portfolio. Olive Street also believes that the New Subadvisers’ investment styles complement the investment styles of the Existing Subadvisers.

The appointment of T. Rowe Price and LSV as subadvisers to the Fund is not expected to result in an increase to the Fund’s expenses because Olive Street has contractually agreed to waive its management fee to the extent management fees to be paid to Olive Street exceed the management fees the Fund is required to pay the subadvisers. This fee waiver is currently in effect until October 28, 2021 and will continue thereafter for subsequent one-year periods until terminated. If Olive Street determines to hire new subadvisers or reallocate the Fund’s assets in the future, the Fund’s expenses may increase.

THE BOARD’S CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENTS

Pursuant to Section 15 of the 1940 Act, as amended, the Fund’s advisory and sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by a vote of a majority of the members of the Board who are not parties to the agreements or “interested persons” of any party, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

At an in-person meeting held on February 25-26, 2020 (the “February 2020 In-Person Meeting”), the Board, including a majority of the Independent Trustees, considered and approved the Amended and Restated T. Rowe Price Sub-advisory Agreement for an initial two-year term. Also at the February 2020 In-Person Meeting the Board, including a majority of the Independent Trustees, considered and approved the Amended and Restated LSV Sub-advisory Agreement for an initial two-year term.

Pursuant to an exemptive order obtained by the Adviser and the Trust from the SEC, the Adviser is permitted, subject to certain conditions, to select new sub-advisers for the Fund with the approval of the Board but without obtaining shareholder approval.

In advance of the February 2020 In-Person Meeting, at a telephonic meeting held on February 18, 2020 (the “February 2020 Telephonic Meeting”, and, together with the February 2020 In-Person Meeting, the “February 2020 Board Meetings”), the Adviser and the New Subadvisers furnished information to the Board reasonably necessary for the Board to evaluate the terms of the New Sub-advisory Agreements. The Board had the opportunity to ask questions and request further information in connection with its consideration.

In addition, at the February 2020 Meetings, representatives of the Adviser and the New Subadvisers (with respect to the February 2020 In-Person Meeting) made presentations and responded to questions regarding the New Subadvisers’ services, fees and other aspects of the proposed sub-advisory relationship. The information provided to the Board in connection with the February 2020 Board Meetings included materials describing, among other matters: (i) the nature, extent and quality of the services proposed to be provided by the New Subadvisers; (ii) the New Subadvisers’ investment management personnel; (iii) the New Subadvisers’ operations; (iv) the New Subadvisers’ investment philosophy and investment process; (v) the sub-advisory fees proposed to be payable to each New Subadviser; (vi) the New Subadvisers’ policies and compliance procedures; and (vii) the investment performance of accounts managed by the New Subadvisers employing a large cap value strategy similar to the portion of the Fund proposed to be managed by each New Subadviser.

The Board observed that T. Rowe Price is currently a subadviser to the Bridge Builder Core Plus Bond Fund (the “Core Plus Bond Fund”) and the Bridge Builder Municipal Bond Fund (the “Municipal Bond Fund”). The Board also observed that LSV is currently a subadviser to Bridge Builder Small/Mid Cap Value Fund (the “SMID Cap Value Fund”). As such, the Board determined that it was reasonable to consider certain information that the Board received regarding the New Subadvisers in connection with evaluating the most recent renewal of the sub-advisory agreements relating to the New Subadvisers with respect to such other Bridge Builder Funds which occurred at a telephonic meeting held on May 7, 2019 and an in-person meeting held on May 14-15, 2019 (together, the “May 2019 Meetings”).

The Independent Trustees received advice from Fund counsel and from their independent legal counsel, including advice regarding the legal standards applicable to the consideration of sub-advisory arrangements, and met in executive session outside the presence of the interested Trustees, Fund management and representatives of the Adviser and the New Subadvisers to discuss the New Sub-advisory Agreements and the services to be provided by each New Subadviser.

In considering the approval of the New Sub-advisory Agreements, the Board considered various factors, as discussed in further detail below:

1.

The nature, extent and quality of the services to be provided by the New Subadvisers. The Board reviewed the portfolio management services and investment process proposed to be provided by the New Subadvisers, including how each New Subadviser’s investment philosophy and process complement those of the other subadvisers that manage the Fund. The Board also reviewed the background and experience of the New Subadvisers’ portfolio management personnel. The Board considered the New Subadvisers’ ability to attract and retain qualified investment professionals, and the experience and skills of management and investment personnel of the New Subadviser. The Board also considered other services proposed to be provided to the Fund by the New Subadvisers under the Adviser’s supervision, such as monitoring adherence to the Fund’s investment restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations, monitoring valuation and liquidity and selecting broker-dealers to execute portfolio transactions.

The Board reviewed the terms of the proposed New Subadvisory Agreements. In so doing, the Board observed that T. Rowe Price serves as a subadviser to the Core Plus Bond Fund and the Municipal Bond Fund pursuant to a sub-advisory agreement dated June 30, 2015, as amended on May 18, 2016, June 9, 2017, September 28, 2018 and November 28, 2018 (the “Prior T. Rowe Price Sub-Advisory Agreement”) and LSV serves as a subadviser to the SMID Cap Value Fund pursuant to a sub-advisory agreement dated October 15, 2016, as amended on June 9, 2017 and November 28, 2018 (the “Prior LSV Sub-Advisory Agreement”, and, together with the Prior T. Rowe Price Sub-Advisory Agreement the “Prior Sub-Advisory Agreements”). The Board further observed that the New Sub-Advisory Agreements incorporated the previously approved amendments to the Prior Sub-Advisory Agreements and that there were no material changes to the Prior Sub-Advisory Agreements other than the addition of the Fund.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that each New Subadviser is capable of providing services of the type and nature contemplated by the terms of the New Sub-Advisory Agreements.

2.

Fees and Other Expenses. The Board reviewed the sub-advisory fees proposed to be payable to the New Subadvisers. The Board considered the potential impact of each New Subadviser’s fee to the Fund’s overall expenses, given the Adviser’s contractual agreement to waive its advisory fees to the extent advisory fees to be paid to the Adviser exceed the sub-advisory fees to be paid to the Fund’s subadvisers. The Board noted that the Adviser may terminate this waiver arrangement without Board approval effective upon the end of the then current one-year period, by providing the Board written notice of such termination by April 15. The Board further noted that the Adviser has irrevocably agreed not to exercise its right to terminate the waiver arrangement upon the end of the current one-year period, resulting in the arrangement continuing until at least October 28, 2021. In addition, with respect to the Amended and Restated T. Rowe Price Sub-advisory Agreement, the Board considered that the Fund’s assets allocated to T. Rowe Price will apply toward the breakpoints of the T. Rowe Price relationship pricing discount. The Board also observed the additional discounts that T. Rowe Price added to its relationship pricing discount in connection with adding the Fund to the Amended and Restated T. Rowe Price Sub-advisory Agreement.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the sub-advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by each New Subadviser.

3.

The New Subadvisers’ Investment Performance Record. Because the New Subadvisers are new to the Fund, the Board was not able to evaluate an investment performance record for the portion of the Fund to be managed by the New Subadvisers. The Board did consider each New Subadviser’s performance history with respect to similarly-managed investment accounts. While there was no historical New Subadviser performance information with respect to the Fund for review, the Board noted that it would have an opportunity to review such information in connection with future annual reviews of advisory and sub-advisory agreements.

4.

Profitability and Economies of Scale. The Board did not consider profitability of the New Subadvisers to be a material factor, given that the New Subadvisers are not affiliated with the Adviser and, therefore, the fees were negotiated at arm’s length.

5.

Indirect Benefits. The Board noted that Fund shares are currently available exclusively to investors participating in Edward Jones Advisory Solutions®, an investment advisory program (asset-based fee program) sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), an affiliate of the Adviser. Accordingly, the Board received and considered information about asset-based fees received by Edward Jones from participants in Edward Jones Advisory Solutions in connection with their investments in the Fund as an indirect or “fall-out” benefit. In addition, the Board considered that the Adviser, Edward Jones and the New Subadvisers may derive a benefit to their reputations and standing in the investment community from their relationship with the Fund. The Board also noted that the New Subadviser may use soft dollars generated from executing Fund portfolio trades to purchase research, which could be viewed as a fall-out benefit to the New Subadviser to the extent the New Subadviser uses the research generated from such trading activities across its client base.

CONCLUSION

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board concluded, in the exercise of its reasonable judgment, that the terms of the New Sub-advisory Agreements were reasonable in relation to the services expected to be provided by the New Subadvisers to the Fund and that the approval of the New Sub-advisory Agreements would be in the best interests of the Fund and its shareholders. Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the full Board, and all of the Independent Trustees voting separately, unanimously approved the New Sub-advisory Agreements. In considering the approval of the New Sub-advisory Agreements, the Board considered not only the specific information presented in connection with the February 2020 Meetings but also information from the May 2019 Meetings. The Board did not identify any particular information or consideration that was all important or controlling, and each individual Trustee may have attributed different weights to various factors and information.

DESCRIPTION OF THE MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENTS

Set forth below is a summary of all material terms of the New Sub-advisory Agreements. The terms of each New Sub-Advisory Agreement are the same in all material respects unless otherwise noted below. Although the summary below is qualified in its entirety by reference to the New Sub-advisory Agreements included as Exhibit A and Exhibit B hereto, shareholders should still read the summary below carefully.

INVESTMENT ADVISORY SERVICES

Subject to the oversight of the Board and the Adviser, each Subadviser shall manage the investments of its allocated portion of the Fund’s assets (“Allocated Portion”) in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Subadviser in advance, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act and the rules of the National Futures Association, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. The Amended and Restated T. Rowe Price Sub-advisory Agreement further states that, unless instructed by the Adviser in writing to the contrary, with respect to its Allocated Portion, T. Rowe Price will ensure that the Allocated Portion shall comply with the limits on investments in designated commodity contracts and swaps set forth in subsection (c)(2)(iii) of Commodity Futures Trading Commission Rule 4.5.

From time to time, the Adviser or the Fund may provide a Subadviser with written copies of other investment policies, guidelines and restrictions applicable to the Subadviser’s management of its Allocated Portion, which shall become effective at such time as agreed upon by both parties. Subject to each of the foregoing sentences above, each Subadviser shall have full discretionary authority to manage the investment of the assets of its Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles, listed and over-the-counter derivatives, and other property and assets comprising or relating to the Subadviser’s Allocated Portion.

In addition, among other things, each Subadviser will, at its own expense:

•

advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding its Allocated Portion and, upon request, furnish the Adviser and the Fund with research, economic and statistical data in connection with the investments and investment policies of its Allocated Portion;

•

obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by its Allocated Portion;

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employ professional portfolio managers and securities analysts, if necessary (with respect to the Amended and Restated LSV Sub-advisory Agreement), who provide research services to its Allocated Portion;

•	place orders for purchases and sales of portfolio investments for its Allocated Portion;

•	give instructions to the Fund’s custodian concerning the delivery of securities and transfer of cash for its Allocated Portion;

•

as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day, provide the Custodian with copies of trade tickets for each transaction effected for the Allocated Portion by the Subadviser, provide copies to the Adviser and the Fund upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations received by the Subadviser;

•

as soon as practicable following the end of each calendar month, provide the Adviser and the Fund with written statements showing all transactions effected for its Allocated Portion during the month by the Subadviser, a summary listing all investments attributable to transactions of the Subadviser that are held in its Allocated Portion as of the last day of the month, and such other information as the Adviser or the Fund may reasonably request in connection with any accounting or marketing services that the Adviser provides for the Fund;

•

to the extent reasonably requested by the Trust or the Adviser, use its best efforts to assist the Chief Compliance Officer (“CCO”) of the Trust in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the CCO of the Trust or the Adviser with: (a) current copies of the Subadvisers’ compliance policies and procedures (and, with respect to the Amended and Restated T. Rowe Price Sub-advisory Agreement, a current summary of T. Rowe Price’s compliance policies and procedures) in effect from time to time (including prompt notice of any material changes thereto) (including prompt notice of any material changes thereto), (b) reports of any violations to the Subadvisers’ compliance policies and procedures that occurred in connection with the provision of investment management services to the Fund, (c) with respect to the Amended and Restated LSV Sub-advisory Agreement, copies or summaries of any deficiency or similar letters and responses thereto between LSV and a regulatory agency in connection with regulatory examinations or proceedings and copies of such letters and responses will be made available by LSV at the Adviser’s on-site visits, or, with respect to Amended and Restated T. Rowe Price Sub-advisory Agreement, summaries of any correspondence between T. Rowe Price and a regulatory agency in connection with regulatory examinations or proceedings and T. Rowe Price will make a copy of any such correspondence available to the Adviser or the Trust’s CCO to review with the Subadviser during normal business hours at T. Rowe Price’s offices; and (d) upon request, a certificate of the CCO of the Subadviser to the effect that the policies and procedures of the Subadviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1;

•

comply with all procedures and policies adopted by the Board (collectively, “Fund Procedures”) provided in writing in advance to the Subadviser by the Adviser or the Fund and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of such Fund Procedures or (b) determination that a Fund Procedure conflicts with a procedure adopted by the Subadviser;

•

maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics;

•	promptly complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries that are submitted to the Subadviser in writing;

•

furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate the applicable New Sub-advisory Agreement or any proposed amendments thereto for the purposes of approving such Agreement, the renewal thereof or any amendment thereto;

•

as reasonably requested by the Fund (or, with respect to the Amended and Restated T. Rowe Price Sub-advisory Agreement, to the extent called for by the Trust’s compliance policies and procedures) provide the Fund with information and advice regarding assets in the Subadviser’s Allocated Portion to assist the Fund in determining the appropriate valuation of such assets and the appropriate pricing sources for such assets and whether pricing information provided by the Fund’s pricing agents is reasonable;

•

with respect to the Amended and Restated LSV Sub-advisory Agreement, file with the SEC any report on Form 13F or Schedule 13G and any amendments thereto, required by the Securities Exchange Act of 1934 (the “Exchange Act”), with respect to its duties as are set forth in the Amended and Restated LSV Sub-advisory Agreement, or, with respect to the Amendment and Restated T. Rowe Price Sub-advisory Agreement, make all required filings on Form 13F and any amendments thereto, required by the Exchange Act (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) in respect of the Fund as may be required of the Fund due to T. Rowe Price’s activities, and will notify the Adviser if the Allocated Portion holds a portfolio security for which a Schedule 13D or 13G may be required to be filed with the SEC based on the ownership level in the Allocated Portion;

•

except as permitted by the Fund Procedures (as provided in the Amended and Restated LSV Sub-advisory Agreement) or expect as permitted by the Amended and Restated T. Rowe Price Sub-advisory Agreement and by the Fund Procedures (as provided in the Amended and Restated T. Rowe Price Sub-advisory Agreement), treat confidentially, shall not disclose without the consent of a Fund (as provided in the Amended and Restated LSV Sub-advisory Agreement) or unless such disclosure is required by federal and state regulatory or legal authorities, applicable laws, rules and regulations, shall not disclose to any third party without the consent of a Fund (as provided in the Amended and Restated T. Rowe Price Sub-advisory Agreement) all information in respect of the portfolio investments of the portfolio investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades; and

•

upon request, review the Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, periodic shareholder reports (as provided in the Amended and Restated LSV Sub-advisory Agreement) or the schedule of portfolio securities as it applies to the Allocated Portion in the periodic shareholder reports (as provided in the Amended and Restated T. Rowe Price Sub-advisory Agreement), reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Subadviser, the manner in which the Subadviser manages the Fund and information relating directly or indirectly to the Subadviser (as provided in the Amended and Restated LSV Sub-advisory Agreement) or information relating to the Subadviser (as provided in the Amended and Restated T. Rowe Price Sub-advisory Agreement) (the “Subadviser Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading. In addition, the Amended and Restated T. Rowe Price Sub-advisory Agreement further states that to ensure accuracy and completeness, the Adviser or Fund shall not use any Subadviser Disclosure in any such Disclosure Documents until the Subadviser has reviewed, commented, and such comments have been addressed to its reasonable satisfaction with respect to the Subadviser Disclosure.

In addition, the Amended and Restated T. Rowe Price Sub-advisory Agreement further states that in rendering the services required under the agreement, T, Rowe Price may, consistent with applicable law, from time to time employ, delegate, or associate with itself such affiliated or unaffiliated person or persons as it believes reasonably necessary to assist it in carrying out its obligations under the agreement; provided, however, that any such delegation shall not involve any such person serving as an “adviser” to the Fund within the meaning of the 1940 Act.

INDEMNIFICATION

Each Subadviser is obligated to indemnify and hold harmless the Adviser and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses): (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Subadviser Disclosure; and (ii) resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Subadviser’s obligations under the applicable agreement, or from the Subadviser’s reckless disregard of its obligations and duties under the applicable agreement; provided, however, that the Subadviser’s obligation to indemnify the Adviser is reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under the applicable agreement.

The Adviser is obligated to indemnify and hold harmless each Subadviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under the applicable agreement, or from the Adviser’s reckless disregard of its obligations and duties under the applicable agreement; provided, however, that the Adviser’s obligation under the applicable agreement is reduced to the extent that the claim against, or the loss, liability or damage experienced by a Subadviser, is caused by or is otherwise directly related to a Subadviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under the applicable agreement.

In addition, the Amended and Restated T. Rowe Price Sub-advisory Agreement provides that neither the Adviser nor T. Rowe Price are liable for special, consequential or incidental damages.

MAINTENANCE OF BOOKS AND RECORDS

Under the New Sub-advisory Agreements, each Subadviser is required to maintain separate books and detailed records of all matters pertaining to the securities and other assets advised by such Subadviser as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by Olive Street or the Fund’s other service providers) relating to its responsibilities under the applicable agreement, and is obligated to preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the 1940 Act.

REPORTING OBLIGATION

Each Subadviser has an obligation to provide prompt notice to the Adviser and the Fund about developments relating to its duties as Subadviser of which the Subadviser has, or reasonably should have, knowledge that would materially affect the Fund, including but not limited to material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Fund, any changes in senior management (with respect to the Amended and Restated T. Rowe Price Sub-advisory Agreement) or any material changes in senior management (with respect to the Amended and Restated LSV Sub-advisory Agreement), operations, financial condition or ownership of the Subadviser’s firm, and the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. Each Subadviser also has an obligation to immediately notify the Adviser and the Trust in the event that: (a) the Subadviser becomes subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to the New Sub-advisory Agreements or (2) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization). Each Subadviser shall immediately forward, upon receipt, to the Adviser any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that specifically relates to the Trust or the Fund.

DURATION AND TERMINATION

With respect to the Fund, each New Sub-advisory Agreement was approved by the Board at the Meeting for an initial term of two years and is scheduled to continue in effect for subsequent periods only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that each New Sub-advisory Agreement may be terminated (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of the Board or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or (c) by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser. Each New Sub-advisory Agreement will terminate automatically and immediately in the event of its assignment (as defined under the 1940 Act), or in the event of a termination of the Adviser’s investment advisory agreement with the Trust, on behalf of the Fund.

GOVERNING LAW

The New Sub-advisory Agreements are governed by and construed in accordance with the substantive laws of the State of Delaware.

INFORMATION ABOUT OLIVE STREET

Olive Street, located at 12555 Manchester Road, St. Louis, Missouri 63131, currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and Olive Street dated July 10, 2013, as amended. As of June 30, 2019, Olive Street had approximately $73.6 billion in assets under management. As investment adviser, Olive Street manages the Fund pursuant to a manager-of-managers structure, whereby Olive Street has overall responsibility for the general management and day-to-day operations of the Fund but has retained one or more investment subadvisers to make the investment decisions for allocated portions of the Fund’s assets. For these services, the Fund pays Olive Street an annual fee of 0.44% of its average daily net assets. Olive Street has contractually agreed, until at least October 28, 2021, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s Subadvisers.

For the fiscal year ended June 30, 2019, the Fund paid Olive Street advisory fees in the amount of $34,998,124. Olive Street waived $16,738,785 of such advisory fees.

INFORMATION ABOUT T. ROWE PRICE

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, serves as a Subadviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937. As of March 31, 2020, T. Rowe Price and its affiliates had assets under management of approximately $1.01 trillion.

Listed below are the names, titles and principal business addresses of each principal executive officer and director of T. Rowe Price.

Name	Title	Address

William J. Stromberg	T. Rowe Price Associates, Inc. (Director, Chairman of the Board, Chief Executive Officer (“CEO”), President)	T. Rowe Price 100 East Pratt Street Baltimore, MD -21202-1009

Robert W. Sharps	T. Rowe Price Associates, Inc. (Director, Vice President (“VP”) T. Rowe Price Group, Inc. (VP)	T. Rowe Price 100 East Pratt Street Baltimore, MD -21202-1009

Céline Dufétel	T. Rowe Price Associates, Inc. (VP) T. Rowe Price Group, Inc. (Chief Financial Officer (“CFO”), VP, Treasurer)	T. Rowe Price 100 East Pratt Street Baltimore, MD -21202-1009

John R. Gilner	T. Rowe Price Associates, Inc. (Chief Compliance Officer (“CCO”), VP) T. Rowe Price Group, Inc. (VP)	T. Rowe Price 100 East Pratt Street Baltimore, MD -21202-1009

David Oestreicher	T. Rowe Price Associates, Inc. (Director, VP, Secretary) T. Rowe Price Group, Inc. (Chief Legal Officer (“CLO”), VP, Secretary)	T. Rowe Price 100 East Pratt Street Baltimore, MD -21202-1009

William R. Weible	T. Rowe Price Associates, Inc. (VP) T. Rowe Price Group, Inc. (Chief Risk Officer, VP)	T. Rowe Price 100 East Pratt Street Baltimore, MD -21202-1009

T. Rowe Price currently acts as an adviser or subadviser to 8 other registered investment companies with similar investment objectives to those of the Fund. The table below sets forth certain information with respect to the assets allocated to T. Rowe Price of those other investment companies.

Fund Name	Percentage of Assets of Investment Company Allocated to T. Rowe Price (as of March 31, 2020)
T. Rowe Price Equity Income Fund (adviser)	100%
Great-West Funds, Inc. Great-West T. Rowe Price Equity Income Portfolio (subadviser)	100%
John Hancock Funds II Equity-Income Fund (subadviser)	100%
John Hancock Variable Insurance Trust Equity-Income Trust (Subadviser)	100%
MainStay VP Funds Trust MainStay VP T. Rowe Price Equity Income Portfolio (subadviser)	100%
MML Series Investment Fund MML Equity Income Fund (subadviser)	100%
Northwestern Mutual Series Fund, Inc. Equity Income Portfolio (subadviser)	100%
VOYA Investors Trust VY® T. Rowe Price Equity Income Portfolio (subadviser)	100%

INFORMATION ABOUT LSV

LSV, 155 North Wacker Drive, Suite 4600, Chicago, IL 60606, serves as a Subadviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. LSV is registered as an investment adviser with the SEC. As of March 31, 2020, LSV had assets under management of approximately $80 billion.

Listed below are the names, titles and principal business addresses of each principal executive officer and director of LSV.

Name	Title	Address
Josef Lakonishok	CEO, Chief Investment Officer, Portfolio Manager	155 North Wacker Drive, Suite 4600, Chicago, IL 60606
Kevin Phelan, CFA	COO	155 North Wacker Drive, Suite 4600, Chicago, IL 60606
Josh O’Donnell	CCO and CLO	155 North Wacker Drive, Suite 4600, Chicago, IL 60606

LSV currently acts as adviser or subadviser to seven other registered investment companies with similar investment objectives to those of the Fund. The table below sets forth certain information with respect to the assets allocated to LSV of those other investment companies.

Fund Name	Percentage of Assets of Investment Company Allocated to LSV (as of March 31, 2020)
LSV Value Equity Fund (adviser)	100%
Strategic Advisers Value Fund (subadviser)	2.5%
Strategic Advisers Core Fund (subadviser)	0.7%
SEI Institutional Investments Trust Large Cap Fund (subadviser)	0.2%
SEI Institutional Managed Trust Large Cap Fund (subadviser)	0.4%
SEI Institutional Managed Trust Large Cap Value Fund (subadviser)	0.3%
SEI Institutional Managed Trust Tax Managed Large Cap Fund (subadviser)	0.6%

ADDITIONAL INFORMATION

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, serves as the Fund’s Administrator and Custodian. ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100 Denver, Colorado 80203, serves as the Fund’s Transfer Agent and dividend disbursing agent. ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver Colorado 80203, acts as principal underwriter in a continuous public offering of the Fund’s shares.

PAYMENT OF EXPENSES

The Fund will pay the expenses of the preparation, printing and mailing of this Information Statement.

COMMISSIONS PAID TO AFFILIATED BROKERS

During the Fund’s most recently completed fiscal year ended June 30, 2019, the Fund did not pay any commissions to any affiliated brokers.

BENEFICIAL OWNERSHIP OF SHARES

As of March 31, 2020, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of the Fund. On that date, the trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

NAME AND ADDRESS	NUMBER OF SHARES	PERCENT
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	814,953,182.258	99.997%

The information as to beneficial ownership is based on statements furnished to the Fund by the trustees of the Trust, and/or on the records of the Trust’s transfer agent.

ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Fund’s semi-annual report dated December 31, 2019 or annual report dated June 30, 2019, shareholders of the Fund may visit www.bridgebuildermutualfunds.com, call 1-855-823-3611, write to the Fund via e-mail at bridgebuilder@edwardjones.com, or write to the Fund at:

Mailing Address:

Bridge Builder Trust

P.O. Box 1920

Denver, CO 80201

Overnight Address:

Bridge Builder Trust

1290 Broadway Suite 1000

Denver, CO 80203

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more Fund shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1-855-823-3611 or forward a written request to

Mailing Address:

Bridge Builder Trust

P.O. Box 1920

Denver, CO 80201

Overnight Address:

Bridge Builder Trust

1290 Broadway Suite 1000

Denver, CO 80203

if you would like to: (1) receive a separate copy of this Information Statement; (2) receive your annual reports, semi-annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or information statements if you are currently receiving multiple copies at a shared address.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a Delaware statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

EXHIBIT INDEX

Exhibit No.	Exhibit

(A)	Amended and Restated Investment Sub-advisory Agreement among Bridge Builder Trust, Olive Street Investment Advisers, LLC and T. Rowe Price Associates, Inc., relating to the Bridge Builder Large Cap Value Fund.

(B)	Amended and Restated Investment Sub-advisory Agreement among Bridge Builder Trust, Olive Street Investment Advisers, LLC and LSV Asset Management, relating to the Bridge Builder Large Cap Value Fund.

EXHIBIT A

AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the 15th day of April, 2020, by and among T. Rowe Price Associates, Inc., a Maryland corporation located at 100 E. Pratt Street, Baltimore MD, 21202 (the “Sub-Adviser”), Olive Street Investment Advisers, LLC, a Missouri limited liability corporation located at 12555 Manchester Road, St. Louis, MO 63131(the “Adviser”), and, for the sole purpose of paying the compensation due to the Sub-Adviser under Section 6(a) of this Agreement, Bridge Builder Trust on behalf of each fund listed on Schedule A hereto (each, a “Fund” and, collectively, the “Funds”), each a series of the Bridge Builder Trust, a Delaware statutory trust located at 12555 Manchester Road, St. Louis, MO 63131 (the “Trust”).

This Agreement amends and restates the existing investment sub-advisory agreement dated June 30, 2015, as amended May 18, 2016, June 9, 2017, and September 28, 2018, and November 28, 2018, by and among the Sub-Adviser, the Adviser, and, for the sole purpose of paying the compensation due to the Sub-Adviser under Section 6(a) of the existing investment sub-advisory agreement, the Trust.

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Trust is an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for each Fund under the terms of an investment advisory agreement, dated July 10, 2013, as amended February 19, 2015, and June 9, 2017, between the Adviser and the Trust on behalf of the Funds (the “Advisory Agreement”); and

WHEREAS, the Advisory Agreement provides that the Adviser may retain one or more sub-advisers, subject to the approval of the Trust’s Board of Trustees (the “Board”), including a majority of trustees of the Board who are not “interested persons” of the Adviser (the “Independent Trustees”), in accordance with the requirements of the 1940 Act, to render portfolio management services to the Funds pursuant to investment sub-advisory agreements between the Trust, Adviser, and each such sub-adviser; and

WHEREAS, the Trust’s Board has duly consented to and approved the appointment of the Sub-Adviser to provide investment advisory services (the “Services”) to a portion of the assets of each Fund allocated to the Sub-Adviser (each an “Allocated Portion”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser to provide the Services to the Allocated Portion in the manner and on the terms set out in this Agreement, and the Sub-Adviser desires to provide such Services;

NOW, THEREFORE, WITNESSETH: The parties hereby agree as follows:

1.	APPOINTMENT OF SUB-ADVISER

(a)

Acceptance. The Adviser hereby appoints the Sub-Adviser, and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as an investment adviser to the Funds with respect to the Allocated Portion.

(b)

Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized in this Agreement or another writing by the Trust or Adviser to the Sub-Adviser, have no authority to act for or be deemed an agent of the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds.

(c)

The Sub-Adviser’s Representations. The Sub-Adviser represents, warrants and agrees that (i) it has all requisite power and authority to enter into and perform its obligations under this Agreement; (ii) it has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement; (iii) neither it nor any “affiliated person” of it, as such term is defined in Section 2(a)(3) of the 1940 Act, is subject to any disqualification that would make it unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act; (iv) it is duly registered as an adviser under the Advisers Act; and (v) except as otherwise specified herein, it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of the Funds and the Adviser.

The Sub-Adviser further represents, warrants, and agrees that it shall:

(i)	Use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement;

(ii)	Maintain all licenses and registrations necessary to perform its duties hereunder in good order;

(iii)	Conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, and any other applicable state and/or self-regulatory organization regulations; and

(iv)

Maintain errors and omissions insurance coverage in an appropriate amount and shall, upon request, provide a written description to the Trust of any material changes in its insurance policies or insurance coverage limits. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(d)

The Adviser’s Representations. The Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Adviser further represents, warrants and agrees that it has the authority under the Advisory Agreement to appoint the Sub-Adviser.

(e)

Plenary authority of the Board of Trustees. The Sub-Adviser and Adviser both acknowledge that each Fund is a mutual fund that operates as a series of the Trust under the authority of the Board of Trustees.

2.	DELIVERY OF DOCUMENTS.

(a)	The Adviser has furnished or will furnish to the Sub-Adviser copies of each of the following documents:

(i)	the Declaration of the Trust as in effect on the date hereof;

(ii)	the By-laws of the Trust in effect on the date hereof;

(iii)	the resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser for the Allocated Portion and approving the form of this Agreement;

(iv)	the Advisory Agreement;

(v)	the Code of Ethics of the Trust and of the Adviser as currently in effect; and

(vi)	current copies of each Fund’s Prospectus and Statement of Additional Information;

(vii)

a list of first tier affiliates and second tier affiliates (i.e. affiliates of affiliates) of the Funds, excluding first tier affiliates and second tier affiliates of the Sub-Adviser and other sub-advisers of the Funds and Trust;

(viii)

a list, if any, distinct from the types of securities identified in each Fund’s Investment Guidelines provided by the Adviser, of securities in which the Adviser prohibits investment for the Funds (including CUSIP, sedol other appropriate security identification); and

(ix)	a copy of current compliance procedures for the Funds.

The Adviser shall furnish the Sub-Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any. The Adviser agrees that it shall provide the Sub-Adviser, in a manner and with such frequency as is mutually agreed upon by the parties, with a list, if any, of (i) each “government entity” (as defined by Rule 206(4)-5 under the Advisers Act, invested in a Fund where the account of such government entity can reasonably be identified as being held in the name of or for the benefit of such government entity on the records of the Fund; and (ii) each government entity that sponsors or establishes a 529 Plan and has selected a Fund as an option to be offered by such 529 Plan.

(b)	The Sub-Adviser has furnished or will furnish the Adviser with copies of each of the following documents:

(i)	the Sub-Adviser’s most recent registration statement on Form ADV;

(ii)

the most recent annual report, which includes the balance sheet of T. Rowe Price Group, Inc., parent company of the Sub-Adviser, and such other information, as mutually agreed upon by the parties, that the Board may reasonably request to assure the Board that the Sub-Adviser is solvent and sufficiently well capitalized to perform its responsibilities to the Funds and to satisfy its liabilities and indemnification obligations under the 1940 Act and this Agreement;

(iii)	separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to the custodian (the “Custodian”) and accounting agent of the Funds’ assets;

(iv)	the Code of Ethics (defined below) of the Sub-Adviser as currently in effect;

(v)	the Sub-Adviser’s proxy voting policies as currently in effect; and

(vi)

compliance policies or summaries thereof applicable to the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and compliance policies or summaries thereof of the Sub-Adviser that are designed to prevent violations of the “Federal Securities Laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Sub-Adviser in connection with its services to the Funds (“Compliance Program”), trading records for the Allocated Portion, including brokerage commissions paid from the Allocated Portion, and the Certification of Insurance confirming its errors and omissions insurance policy coverage.

The Sub-Adviser shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any. Additionally, the Sub-Adviser shall provide to the Adviser such other documents relating to its services under this Agreement as the Adviser may reasonably request (on behalf of itself or the Board) in assessing the Sub-Adviser. Information regarding such amendments or supplements may be provided through electronic delivery and shall be provided to the Adviser no less frequently than quarterly, or promptly if the nature of the amendment or the supplement has a material effect on the Sub-Adviser’s provision of the services to the Funds hereunder.

3.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall manage the investments of the Allocated Portion in accordance with each Fund’s investment objective, policies, and restrictions as provided in each Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-Adviser, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the applicable provisions of the Commodity Exchange Act (the “CEA”) and the rules of the National Futures Association (the “NFA Rules”), and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). From time to time, the Adviser or the Funds may provide the Sub-Adviser with written copies of other investment policies, guidelines and restrictions applicable to the Sub-Adviser’s management of the Allocated Portion, which shall become effective at such time as agreed upon by both parties. Subject to each of the foregoing sentences above, the Sub-Adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property and assets comprising or relating to the Allocated Portion. The Adviser and the Funds authorize and empower the Sub-Adviser to execute for the Funds as the Funds’ agent and attorney-in-fact all other agreements, contracts and other documentation that the Sub-Adviser reasonably considers necessary in relation to the purchase, retention and disposition of the permitted securities and investments for the Allocated Portion. With respect to Sub-Adviser’s responsibility for monitoring each Allocated Portion’s compliance with the terms of this Agreement, the Sub-Adviser shall perform such compliance monitoring based upon its own internal books and records of each Allocated Portion and such books and records and such instructions, if any, that are provided by the Funds or the Adviser. For the avoidance of doubt, the Sub-Adviser shall not be responsible hereunder for any portion of a Fund other than the Allocated Portion.

In addition, the Sub-Adviser will, at its own expense:

(a)

advise the Adviser and the Funds in connection with investment policy decisions to be made by it regarding the Funds and, upon request, furnish the Adviser and the Funds with research, economic and statistical data in connection with each Fund’s investments and investment policies;

(b)	submit such reports and information as the Adviser or the Funds may reasonably request to assist the Custodian in its determination of the market value of securities held in the Funds;

(c)

obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Funds;

(d)	employ professional portfolio managers and securities analysts who provide research services to the Funds;

(e)	place orders for purchases and sales of portfolio investments for the Allocated Portion;

(f)	give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

(g)

as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day, provide the Custodian with copies of trade tickets for each transaction effected for the Allocated Portion by the Sub-Adviser, provide copies to the Adviser and the Funds upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations received by the Sub-Adviser;

(h)

as soon as practicable following the end of each calendar month, provide the Adviser and the Funds with written statements showing all transactions effected for the Allocated Portion during the month by the Sub-Adviser, a summary listing all investments attributable to transactions of the Sub-Adviser that are held in the Allocated Portion as of the last day of the month, and such other information as the Adviser or the Funds may reasonably request in connection with any accounting or marketing services that the Adviser provides for the Funds. The Adviser and the Funds acknowledge that Sub-Adviser and Custodian may use different pricing vendors, which may result in valuation discrepancies;

(i)

to the extent reasonably requested by the Trust or the Adviser, use its best efforts to assist the Chief Compliance Officer of the Trust in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Trust or the Adviser with (a) current copies or a current summary of the compliance policies and procedures of the Sub-Adviser in effect from time to time that are designed to prevent violations of the “Federal Securities Laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Sub-Adviser in connection with its services to the Funds (including prompt notice of any material changes thereto), (b) reports of any violations to the Sub-Adviser’s compliance policies and procedures that occurred in connection with the provision of services to the Funds, (c) a copy of the Sub-Adviser’s annual compliance report as required by Rule 206(4)-7 of the Advisers Act, (d) subject to Section 14 of this Agreement, summaries of any correspondence between the Sub-Adviser and a regulatory agency in connection with regulatory examinations or proceedings and the Sub-Adviser will make a copy of any such correspondence available to the Adviser or the Trust’s Chief Compliance Officer to review with the Sub-Adviser during normal business hours at the offices of the Sub-Adviser, and (e) upon request, a certificate of the Chief Compliance Officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

(j)

comply with all applicable policies and procedures adopted by the Board that are applicable to the Funds and any amendments to those procedures that are provided to the Sub-Adviser by the Adviser or the Funds (together, “Fund Procedures”) and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of such Fund Procedures or (b) determination that a Fund Procedure conflicts with a procedure adopted by the Sub-Adviser;

(k)

maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Funds, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent “access persons,” as such term is defined in Rule 17j-1, from violating its Code of Ethics;

(l)	promptly complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries submitted to the Sub-Adviser in writing;

(m)

furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment hereto; and

(n)

to the extent called for by the Trust’s Compliance Policies and Procedures, or as reasonably requested by the Funds, provide the Funds with information and advice regarding assets in the Allocated Portion to assist the Funds in determining (i) the appropriate valuation of such assets, (ii) the appropriate pricing sources for such assets, and (iii) whether pricing information provided by the Funds’ pricing agents is reasonable;

(o)

make all required filings on Form 13F and any amendments thereto, required by the Securities Exchange Act of 1934 (the “Exchange Act”) (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) in respect of the Funds as may be required of the Funds due to the activities of the Sub-Adviser, and will notify the Adviser if an Allocated Portion holds a portfolio security for which a Schedule 13D or 13G may be required to be filed with the SEC based on the ownership level in an Allocated Portion. The Sub-Adviser shall be the sole filer of Form 13F with respect to the Funds’ Allocated Portions;

(p)

except as permitted herein and by the Fund Procedures, shall treat confidentially and, unless such disclosure is required by federal and state regulatory or legal authorities, applicable laws, rules and regulations, shall not disclose to any third party without the consent of a Fund all information in respect of the portfolio investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades) and;

(q)

upon request, will review each Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, the schedule of portfolio securities as it applies to the Allocated Portion in the periodic reports to shareholders, reports and schedules filed with the Securities and Exchange Commission (the “SEC”) (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Funds (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Funds and information relating to the Sub-Adviser (the “Sub-Adviser Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading. To ensure accuracy and completeness, the Adviser or Funds shall not use any Sub-Adviser Disclosure in any such Disclosure Documents until the Sub-Adviser has reviewed, commented, and such comments have been addressed to its reasonable satisfaction with respect to the Sub-Adviser Disclosure.

In providing services under this Agreement, the Sub-Adviser shall (i) maintain all licenses and registrations necessary to perform its duties hereunder in good order; (ii) conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, the Code, the CEA, the NFA Rules and any other applicable state and/or self-regulatory organization regulations; and (iii) maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with their approval of this Agreement.

The Funds or the Funds’ agent will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Funds and the cash requirements of, and cash available for investment in, the Funds. The Funds or the Funds’ agent will timely provide the Sub-Adviser with copies of monthly accounting statements for the Funds, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

The Adviser will be responsible for all class actions and lawsuits involving the Funds or securities held, or formerly held, in a Fund. Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving a Fund, including those involving securities presently or formerly held in a Fund, or the issuers thereof, including actions involving bankruptcy. In the case of notices of class action suits received by Sub-Adviser involving issuers presently or formerly held in a Fund, Sub-Adviser shall promptly forward such notices to Adviser and, with the consent of the Adviser, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

In rendering the services required under this Agreement, the Sub-Adviser may, consistent with applicable law, from time to time employ, delegate, or associate with itself such affiliated or unaffiliated person or persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement; provided, however, that any such delegation shall not involve any such person serving as an “adviser” to the Funds within the meaning of the 1940 Act. The Sub-Adviser will act in good faith in the selection, use and monitoring of any such persons and the employment, delegation, or association with any such persons shall not relieve the Sub-Adviser of any of its obligations under this Agreement. For the avoidance of doubt, the Adviser shall not be responsible for any fees that any such person may charge to Sub-Adviser for such services.

4.	PROXY VOTING

(a)

The Adviser hereby delegates to the Sub-Adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion of the Funds. Subject to its receipt of all necessary voting materials, the Sub-Adviser shall vote all proxies with respect to investments of the Funds in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Adviser and the Funds. Upon notice to the Sub-Adviser, the Adviser may assume the responsibility for voting proxies set forth in this sub-paragraph 4(a).

(b)	The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC.

(c)

The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for the Funds to comply with any rules or regulations promulgated by the SEC. The Sub-Adviser shall supply updates of this record to the Adviser or any authorized representative of the Adviser, or to the Funds on a quarterly basis (or more frequently, upon the request of the Adviser). The Sub-Adviser shall provide the Adviser and the Funds with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion.

5.	ALLOCATION OF EXPENSES

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Adviser specifically agrees that the Sub-Adviser shall not be responsible for the following expenses:

(a)	fees and expenses incurred in connection with the issuance, registration and transfer of its shares;

(b)	brokerage and commission expenses incurred by the Funds;

(c)

all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its Custodian, shareholder services agent and accounting services agent;

(d)	interest charges on any Fund borrowings;

(e)

costs and expenses of pricing and calculating its daily net asset value (including, without limitation, any equipment or services obtained for the purpose of pricing shares or valuing each Fund’s assets) and of maintaining its books of account required under the 1940 Act, except for the expenses incurred by the Sub-Adviser in connection with its services under Section 13 hereunder, which are expenses of the Sub-Adviser;

(f)	Fund taxes, if any;

(g)	except as stated below, expenditures in connection with meetings of a Fund’s shareholders and the Board;

(h)

salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee;

(i)	insurance premiums on property or personnel of the Funds which inure to the Funds’ benefit, including liability and fidelity bond insurance;

(j)	legal, auditing and accounting fees of the Funds and trade association dues or educational program expenses of the Trust or the Board of Trustees; and

(k)

fees and expenses (including legal fees) of registering and maintaining registration of each Fund’s shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any.

The Sub-Adviser specifically agrees that with respect to the operation of the Funds, the Sub-Adviser shall be responsible for (i) providing the personnel, office space, furnishings, and equipment reasonably necessary to provide its sub-advisory services to the Funds hereunder, and (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Sub-Adviser. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Funds and the Adviser in the Advisory Agreement or any other agreement to which they are parties.

Additionally, the Sub-Adviser agrees that the Sub-Adviser shall be responsible for reasonable expenses incurred by the Allocated Portion or Adviser in responding to a legal, administrative, judicial, or regulatory action, claim or suit involving the Sub-Adviser to which neither the Allocated Portion nor the Adviser is a party. The Adviser agrees that the Adviser or a Fund shall be responsible for reasonable expenses incurred by the Sub-Adviser in responding to a legal, administrative, judicial, or regulatory action, claim, or suit involving the Adviser for a Fund to which the Sub-Adviser is not a party.

6.	SUB-ADVISORY FEES

(a)

Each Fund shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement a fee, based on the Current Net Assets of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of sub-advisory fee accrued for any day, “Current Net Assets” shall mean the Allocated Portion’s net assets, managed by the Sub-Adviser, as of the most recent preceding day for which the Fund’s net assets were computed. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Current Net Assets of the Allocated Portion equals zero.

(b)

The Sub-Adviser voluntarily may reduce any portion of the fees due to it pursuant to this Agreement, and such voluntary reduction of fees may be terminated at any time with 30 days notice to the Adviser. Any such reduction shall be applicable only to such specific reduction and shall not constitute an agreement to reduce any future compensation due to the Sub-Adviser hereunder.

7.	PORTFOLIO TRANSACTIONS

In connection with the investment and reinvestment of the assets of the Fund, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion’s portfolio (the “Portfolio”) and to use all reasonable efforts to obtain the most favorable execution including, but not limited to, the best available price with respect to all such purchases and sales of portfolio securities for said Portfolio under the circumstances. The Sub-Adviser may take into consideration, among other things, the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. The price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this paragraph. Such records shall be made available to the Funds or Adviser upon request.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Exchange Act). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Funds. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Fund’s assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Adviser and the Funds authorize and empower the Sub-Adviser to direct the Custodian to open and maintain accounts for trading in securities and other investments (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Funds. In addition, in connection with establishing such brokerage accounts, the Adviser and the Funds authorize and empower the Sub-Adviser to execute for the Funds as its agent and attorney-in-fact reasonable and customary customer agreements and other documentation in connection therewith, such as International Swaps and Derivatives Association (ISDA) agreements and futures and options account agreements, with brokers, dealers, and/or futures commission merchants as the Sub-Adviser shall select as provided above. Subject to applicable law, including the custody requirements under the 1940 Act, the Sub-Adviser may, using such of the securities and other investments of the Funds as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Funds original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers or to a collateral account established with the Custodian as the Sub-Adviser deems desirable or appropriate and as is required by applicable law. The Sub-Adviser shall cause all securities and other property purchased or sold for the Funds to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Funds shall remain in the direct or indirect custody of the Custodian, except as otherwise permitted by applicable law. The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Adviser represents that, with respect to the Funds, pursuant to Commodity Futures Trading Commission Rule 4.5 (“Rule 4.5”), the Adviser has filed a notice of eligibility claiming exclusion from registration as a “commodity pool operator” under the Commodity Exchange Act. With respect to its Allocated Portion, the Sub-Adviser, during the term of this Agreement, will ensure that the Allocated Portion shall comply with the limits on investments in designated commodity contracts and swaps set forth in subsection (c)(2)(iii) of Rule 4.5. The Adviser will provide the Sub-Adviser with advance written notice if the Adviser intends to withdraw its exclusion from registration as a “commodity pool operator” with respect to the Funds. The Adviser represents that it is currently exempt from registration as a “commodity trading adviser” with respect to the Funds.

The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Funds, (ii) to deliver securities and other property against payment for the Funds, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein. Notwithstanding this authority, the Sub-Adviser will not have any other responsibility for the custody of a Fund’s assets.

The Sub-Adviser may, in its sole discretion and in accordance with its fiduciary duty and applicable legal requirements, select the counterparties for the execution of foreign currency transactions.

8.	LIABILITY; STANDARD OF CARE AND INDEMNIFICATION

The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 3 above) comply with the investment policies, guidelines and restrictions of each Fund; and shall act at all times in the best interests of the Funds.

The Sub-Adviser shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

Except as set forth above, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser or the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by a Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Adviser or Funds may have under any federal securities law or state law.

The Sub-Adviser shall indemnify and hold harmless the Adviser and the Funds from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-Adviser Disclosure; and (ii) resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Sub-Adviser’s obligations under this Agreement, or from the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser or Funds, the Adviser or Funds shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by a Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Adviser or the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Sub-Adviser may have under any federal securities law or state law.

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Adviser’s obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

Neither the Adviser nor the Sub-Adviser shall be liable for special, consequential or incidental damages.

No provision of this Agreement shall be construed to protect any Trustee or Officer of the Funds, or officer of the Adviser or Sub-Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

9.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)

This Agreement shall become effective upon approval by the Board and its execution by the parties hereto. Pursuant to the exemptive relief obtained in the SEC Order dated on or about August 6, 2013, Investment Company Act Release No. 30592, approval of the Agreement by a majority of the outstanding voting securities of the Funds is not required, and the Sub-Adviser acknowledges that it shall be without the protection (if any) accorded by shareholder approval of an investment adviser’s receipt of compensation under Section 36(b) of the 1940 Act.

(b)

This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to a Fund or any Allocated Portion of a Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement. As used in this Section 9, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

(c)

In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the affected Fund’s affairs and, at the request of the Board of Trustees or the Adviser, transfer any and all books and records of the affected Fund required to be maintained by the Sub-Adviser on behalf of the affected Fund.

(d)

The Sub-Adviser shall promptly notify the Adviser of any proposed transaction or other event that could reasonably be expected to result in an assignment of this Agreement within the meaning of the 1940 Act.

10.	SERVICES NOT EXCLUSIVE

The services of the Sub-Adviser to the Adviser and the Funds are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Adviser agrees that Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to a Fund. Nothing in this Agreement shall be deemed to require Sub-Adviser, its principals, affiliates, agents or employees to purchase or sell for a Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

11.	AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of a Fund with those for other accounts managed by the Sub-Adviser or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-Adviser among the accounts and at a price approximately averaged and if such combination of orders and the allocation thereof is consistent with applicable law. The Sub-Adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) over time, no account will be favored or disfavored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security on a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-Adviser’s compliance policies and procedures and applicable law. The Sub-Adviser also agrees to provide such documentation and/or information to the Funds or Adviser as is reasonably necessary to allow the Funds or Adviser to determine whether orders for each Fund have been aggregated and allocated equitably.

12.	AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and this Agreement may be amended only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

13.	BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon a Fund’s or the Adviser’s request, provided, however, that Sub-Adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Funds, except for those related to the Allocated Portion.

14.	NONPUBLIC PERSONAL INFORMATION; CONFIDENTIALITY

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its directors, affiliates, officers, and employees (1) to treat confidentially and as proprietary information of the Funds (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any “Non-public Personal Information,” as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

Each party to this Agreement shall keep confidential all Confidential Information (defined below) concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state regulatory authorities. The receiving party may disclose or disseminate the disclosing party’s Confidential Information to its employees and agents that have a legitimate need to know such Confidential Information in order to assist the receiving party in performing its obligations under this Agreement. The receiving party shall advise all such foregoing persons of the receiving party’s obligations of confidentiality and non-use under this Agreement, and the receiving party shall be responsible for ensuring compliance by such persons with such obligations.

Each party shall take commercially reasonable steps to prevent unauthorized access to the other party’s Confidential Information. In addition, each party shall promptly notify the other party in writing upon learning of any unauthorized disclosure or use of the other party’s Confidential Information by such party or its agents.

The term “Confidential Information,” as used herein, means any of a party’s non-public, proprietary or confidential information including, without limitation, any Non-public Personal Information of such party, its affiliates, their respective clients or suppliers, or other persons with whom they do business, that may be obtained by the other party from any source or that may be developed as a result of this Agreement and Non-public

Financial Information that is disclosed, directly or indirectly, to the other party by or on behalf of the disclosing party, whether in writing, orally or by other means and whether or not such information is marked as confidential. Confidential Information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

Each party acknowledges and agrees that due to the unique nature of Confidential Information there can be no adequate remedy at law for any breach of its obligations under this Section 14, that any such breach or threatened breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate temporary (until the matter may be resolved) equitable and injunctive relief from a court of competent jurisdiction without the necessity of proving actual loss.

The provisions of this Section 14 shall survive any termination of this Agreement.

15.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Funds are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Sub-Adviser agrees to inform the Trust of any material development related to the Funds that the Sub-Adviser reasonably believes is relevant to the Funds’ certification obligations under the Sarbanes-Oxley Act.

16.	REPORTS AND ACCESS

To the extent not otherwise identified in this Agreement, the Sub-Adviser agrees to supply such other information and documentation to the Adviser and to permit such compliance inspections by the Adviser or the Funds as shall be reasonably necessary to permit the Adviser and the Funds’ service providers to satisfy their obligations and respond to the reasonable requests of the Trust.

17.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

18.	NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and Funds about developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that would materially affect the Funds, including but not limited to material changes in the employment status of key investment management personnel involved in the management of a Fund, material changes in the investment process used to manage a Fund, any changes in senior management, operations, financial condition or ownership of the Sub-Adviser’s firm, and the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser shall immediately notify the Adviser and the Trust in the event that the Sub-Adviser: (1) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization). The Sub-Adviser shall immediately forward, upon receipt, to the Adviser any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that specifically relates to the Trust or the Funds.

19.	NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by e-mail, by hand or by commercial overnight delivery service, addressed as follows:

Adviser:	General Counsel Edward D. Jones & Co., L.P. 12555 Manchester Road St. Louis, MO 63131 and Olive Street Investment Advisers, LLC 1245 J.J. Kelley Memorial Drive St. Louis, MO 63131 Attn: Tom Kersting

Sub-Adviser:	T. Rowe Price Associates, Inc. 4515 Painters Mill Road Owings Mills, MD 21117 Attn: Senior Legal Counsel — Subadvised Legal_Subadvised@troweprice.com

Trust/Fund:	Bridge Builder Trust On behalf of the applicable Fund 12555 Manchester Road St. Louis, MO 63131 Attn: Secretary

20.	ASSIGNMENT

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment,” as that term is defined in section 2(a)(4) of the 1940 Act.

21.	SEVERABILITY AND ENTIRE AGREEMENT

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.

22.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23.	CONSULTATION WITH OTHER SUB-ADVISERS

In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to a Fund or a sub-adviser to a portfolio that is under common control with the Funds concerning transactions for the Fund, except as permitted by the Fund Procedures. The Sub-Adviser shall not provide investment advice to any assets of a Fund other than the assets managed by the Sub-Adviser.

24.	CHANGE IN THE SUB-ADVISER’S OWNERSHIP

The Sub-Adviser agrees that it shall notify the Trust of any reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.

25.	COUNTERPARTS

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

26.	MISCELLANEOUS

Where the effect of a requirement of the 1940 Act or Advisers Act, as amended, reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

27.	GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

OLIVE STREET INVESTMENT ADVISERS, LLC
(Adviser)

By:	/s/ Thomas C. Kersting
Name: Thomas C. Kersting
Title: President

BRIDGE BUILDER TRUST,

ON BEHALF OF THE FUNDS LISTED ON SCHEDULE A HERETO,

FOR THE SOLE PURPOSE OF PAYING THE COMPENSATION DUE TO THE SUB-ADVISER PURSUANT TO SECTION 6(A) OF THE AGREEMENT

By:	/s/ Julius A. Drelick, III
Name: Julius A. Drelick, III
Title: President, Bridge Builder Trust

T. ROWE PRICE ASSOCIATES, INC.
(Sub-Adviser)

By:	/s/ Amy N. Norton
Name: Amy Norton, Esq.
Title: Vice President & Senior Legal Counsel

SCHEDULE A

FUNDS AND FEES

Series of Bridge Builder Trust
Bridge Builder Core Plus Bond Fund
Bridge Builder Municipal Bond Fund
Bridge Builder Large Cap Value Fund

EXHIBIT B

AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the 14th day of April, 2020, by and among LSV Asset Management, a Delaware partnership located at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606 (the “Sub-Adviser”), Olive Street Investment Advisers, LLC, a Missouri limited liability company located at 12555 Manchester Road, St. Louis, MO 63131 (the “Adviser”), and, for the sole purpose of paying the compensation due to the Sub-Adviser under Section 6(a) of this Agreement, Bridge Builder Trust on behalf of each fund listed on Schedule A hereto (each, a “Fund” and, collectively, the “Funds”), each a series of the Bridge Builder Trust, a Delaware statutory trust located at 12555 Manchester Road, St. Louis, MO 63131 (the “Trust”).

This Agreement amends and restates the existing investment sub-advisory agreement dated October 15, 2016, as amended June 9, 2017, and November 28, 2018, by and among the Sub-Adviser, the Adviser, and, for the sole purpose of paying the compensation due to the Sub-Adviser under Section 6(a) of the existing investment sub-advisory agreement, the Trust.

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust is an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for each Fund under the terms of an investment advisory agreement, dated July 10, 2013, as amended February 19, 2015, and June 9, 2017, between the Adviser and the Trust on behalf of the Funds (the “Advisory Agreement”); and

WHEREAS, the Advisory Agreement provides that the Adviser may retain one or more sub-advisers, subject to the approval of the Trust’s Board of Trustees (the “Board”), including a majority of trustees of the Board who are not “interested persons” of the Adviser (the “Independent Trustees”), in accordance with the requirements of the 1940 Act, to render portfolio management services to the Funds pursuant to investment sub-advisory agreements between the Trust, the Adviser and each such sub-adviser; and

WHEREAS, the Trust’s Board has duly consented to and approved the appointment of the Sub-Adviser to provide investment advisory services (the “Services”) to a portion of the assets of each Fund allocated to the Sub-Adviser (each an “Allocated Portion”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser to provide the Services to the Allocated Portion in the manner and on the terms set out in this Agreement, and the Sub-Adviser desires to provide such Services;

NOW, THEREFORE, WITNESSETH: The parties hereby agree as follows:

1.	APPOINTMENT OF SUB-ADVISER

(a)

Acceptance. The Adviser hereby appoints the Sub-Adviser, and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as an investment adviser to the Funds with respect to the Allocated Portion.

(b)

Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized in this Agreement or another writing by the Trust or Adviser to the Sub-Adviser, have no authority to act for or be deemed an agent of the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds.

(c)

The Sub-Adviser’s Representations. The Sub-Adviser represents, warrants and agrees that (i) it has all requisite power and authority to enter into and perform its obligations under this Agreement; (ii) it has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement; (iii) neither it nor, to the Sub-Adviser’s knowledge, any “affiliated person” of it, as such term is defined in Section 2(a)(3) of the 1940 Act, is subject to any disqualification that would make it unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act; (iv) it is duly registered as an adviser under the Advisers Act; and (v) except as otherwise specified herein, it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of the Funds and the Adviser.

The Sub-Adviser further represents, warrants, and agrees that it shall:

(v)	Use its best judgment and efforts in rendering the advice and services to Trust and Funds as contemplated by this Agreement;

(vi)	Maintain all licenses and registrations necessary to perform its duties hereunder in good order;

(vii)	Conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, and any other applicable state and/or self-regulatory organization regulations; and

(viii)

Maintain errors and omissions insurance coverage in an amount not less than its current level of coverage and shall provide written notice to the Trust (i) of any material adverse changes in its insurance policies or insurance coverage; or (ii) of any claims relating to the Fund or material claims relating to the Sub-Adviser’s sub-advisory business will be made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(d)

The Adviser’s Representations. The Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Adviser further represents, warrants and agrees that it has the authority under the Advisory Agreement to appoint the Sub-Adviser.

(e)	Plenary authority of the Board. The Sub-Adviser and Adviser both acknowledge that each Fund is a mutual fund that operates as a series of the Trust under the authority of the Board.

2.	DELIVERY OF DOCUMENTS.

(a)	The Adviser has furnished or will furnish to the Sub-Adviser copies of each of the following documents:

(i)	the Declaration of the Trust as in effect on the date hereof;

(ii)	the By-laws of the Trust in effect on the date hereof;

(iii)	the resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser for the Allocated Portion and approving the form of this Agreement;

(iv)	the Advisory Agreement;

(v)	the Code of Ethics of the Trust and of the Adviser as currently in effect; and

(vi)	current copies of each Fund’s Prospectus and Statement of Additional Information.

The Adviser shall furnish the Sub-Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any.

(b)	The Sub-Adviser has furnished or will furnish the Adviser with copies of each of the following documents:

(i)	the Sub-Adviser’s most recent registration statement on Form ADV;

(ii)	the Sub-Adviser’s most recent balance sheet;

(iii)	separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to the custodian (the “Custodian”) and accounting agent of each Fund’s assets;

(iv)	the Code of Ethics (defined below) of the Sub-Adviser as currently in effect;

(v)	the Sub-Adviser’s proxy voting policies as currently in effect; and

(vi)

complete and accurate copies of any compliance manuals, trading, commission and other reports, insurance policies, and such other management or operational documents as the Adviser may reasonably request in writing (on behalf of itself or the Board) in assessing the Sub-Adviser.

The Sub-Adviser shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any. Additionally, the Sub-Adviser shall provide to the Adviser such other documents relating to its services under this Agreement as the Adviser may reasonably request on a periodic basis. Such amendments or supplements shall be provided within thirty (30) days of the time such materials became available to the Sub-Adviser.

3.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall manage the investments of the Allocated Portion in accordance with each Fund’s investment objective, policies, and restrictions as provided in each Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-Adviser, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act (the “CEA”) and the rules of the National Futures Association (the “NFA Rules”), and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. From time to time, the Adviser or the Funds may provide the Sub-Adviser with written copies of other investment policies, guidelines and restrictions applicable to the Sub-Adviser’s management of the Allocated Portion, which shall become effective at such time as agreed upon by both parties. Subject to each of the foregoing sentences above, the Sub-Adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property and assets comprising or relating to the Allocated Portion.

In addition, the Sub-Adviser will, at its own expense:

(a)

advise the Adviser and the Funds in connection with investment policy decisions to be made by it regarding the Funds and, upon request, furnish the Adviser and the Funds with research, economic and statistical data utilized by the Sub-Adviser in connection with each Fund’s investments and investment policies;

(b)	submit such reports and information as the Adviser or the Funds may reasonably request to assist the Custodian in its determination of the market value of securities held in each Fund;

(c)

obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund;

(d)	employ professional portfolio managers and, if deemed necessary, securities analysts who provide research services to the Funds;

(e)	place orders for purchases and sales of portfolio investments for the Allocated Portion;

(f)	give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

(g)

as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day, provide the Custodian with copies of trade tickets for each transaction effected for the Allocated Portion by the Sub-Adviser, provide copies to the Adviser and the Funds upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations received by the Sub-Adviser;

(h)

as soon as practicable following the end of each calendar month, provide the Adviser and the Funds with written statements showing all transactions effected for the Allocated Portion during the month by the Sub-Adviser, a summary listing all investments attributable to transactions of the Sub-Adviser that are held in the Allocated Portion as of the last day of the month, and such other information as the Adviser or the Funds may reasonably request in connection with any accounting or marketing services that the Adviser provides for the Funds. The Adviser and the Funds acknowledge that Sub-Adviser and Custodian may use different pricing vendors, which may result in valuation discrepancies;

(i)

to the extent reasonably requested by the Trust or the Adviser, use its best efforts to assist the Chief Compliance Officer of the Trust in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Trust or the Adviser with (a) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (b) reports of any violations of the Sub-Adviser’s compliance policies and procedures that occurred in connection with the provision of services to the Funds, (c) a copy of the Sub-Adviser’s annual compliance report as required by Rule 206(4)-7 of the Advisers Act, (d) copies or summaries of any deficiency or similar letters and responses thereto between the Sub-Adviser and a regulatory agency in connection with regulatory examinations or proceedings and copies of such letters and responses will be made available by the Sub-Adviser at the Adviser’s on-site visits, and (e) upon request, a certificate of the Chief Compliance Officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

(j)

comply with all procedures and policies adopted by the Board in compliance with applicable law, including without limitation, Rules 10f-3, 12d3-1, 17a-7, 17e-1 and 17j-1 under the 1940 Act, and the Pricing and Valuation Procedures (together, “Fund Procedures”) provided to the Sub-Adviser by the Advisor or the Funds and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of such Fund Procedures or (b) determination that a Fund Procedure conflicts with a procedure adopted by the Sub-Adviser;

(k)

maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Funds, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent “access persons,” as such term is defined in as such term is defined in Rule 17j-1, from violating its Code of Ethics;

(l)	promptly complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries submitted to the Sub-Adviser in writing;

(m)

furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment hereto;

(n)

as reasonably requested by the Fund, provide the Fund with information and advice regarding assets in the Allocated Portion to assist the Fund in determining the appropriate valuation of such assets and the appropriate pricing sources for such assets and whether pricing information provided by the Fund’s pricing agents is reasonable;

(o)

file with the SEC any report on Form 13F or Schedule 13G and any amendments thereto, required by the Securities Exchange Act of 1934 (the “Exchange Act”), with respect to its duties as are set forth herein;

(p)

except as permitted by the Fund Procedures, shall treat confidentially, and shall not disclose without the consent of a Fund, all information in respect of the portfolio investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades); and

(q)

upon request, will review each Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, periodic reports to shareholders, reports and schedules filed with the Securities and Exchange Commission (the “SEC”) (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Funds (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Funds and information relating directly or indirectly to the Sub-Adviser (the “Sub-Adviser Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

In providing services under this Agreement, the Sub-Adviser shall (i) maintain all licenses and registrations necessary to perform its duties hereunder in good order; (ii) conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, the CEA, the NFA Rules and any other applicable state and/or self-regulatory organization regulations; and (iii) maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with their approval of this Agreement.

The Funds or the Funds’ agent will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Funds and the cash requirements of, and cash available for investment in, each Fund. The Funds or the Funds’ agent will timely provide the Sub-Adviser with copies of monthly accounting statements for the Funds, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

The Adviser will be responsible for all class actions and lawsuits involving a Fund or securities held, or formerly held, in a Fund. The Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving a Fund, including those involving securities presently or formerly held in a Fund, or the issuers thereof, including actions involving bankruptcy. In the case of notices of foreign class action suits received by the Sub-Adviser involving issuers presently or formerly held in the Allocated Portion of a Fund, the Sub-Adviser shall promptly forward such notices to the Adviser and, with the consent of the Adviser, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

4.	PROXY VOTING

(a)

The Adviser hereby delegates to the Sub-Adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion of the Funds, provided however, that the Funds may request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Funds’ proxy voting policies. Absent specific instructions to the contrary provided to it by the Adviser or the Funds, and subject to its receipt of all necessary voting materials, the Sub-Adviser shall vote all proxies with respect to investments of the Funds in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Adviser and the Trust.

(b)	The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC.

(c)

The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for the Funds to comply with any rules or regulations promulgated by the SEC. The Sub-Adviser shall supply updates of this record to the Adviser or any authorized representative of the Adviser, or to the Funds on a quarterly basis (or more frequently, upon the request of the Adviser). The Sub-Adviser shall provide the Adviser and the Funds with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion.

5.	ALLOCATION OF EXPENSES

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Adviser specifically agrees that the Sub-Adviser shall not be responsible for the following expenses:

(a)	fees and expenses incurred in connection with the issuance, registration and transfer of its shares;

(b)	brokerage and commission expenses incurred by the Funds;

(c)

all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its Custodian, shareholder services agent and accounting services agent;

(d)	interest charges on any Fund borrowings;

(e)

costs and expenses of pricing and calculating its daily net asset value (including, without limitation, any equipment or services obtained for the purpose of pricing shares or valuing each Fund’s assets) and of maintaining its books of account required under the 1940 Act, except for the expenses incurred by the Sub-Adviser in connection with its services under Section 13 hereunder, which are expenses of the Sub-Adviser;

(f)	Fund taxes, if any;

(g)	except as stated below, expenditures in connection with meetings of a Fund’s shareholders and the Board;

(h)

salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee;

(i)	insurance premiums on property or personnel of the Funds which inure to the Funds’ benefit, including liability and fidelity bond insurance;

(j)	legal, auditing and accounting fees of the Funds and trade association dues or educational program expenses of the Trust or the Board; and

(k)

fees and expenses (including legal fees) of registering and maintaining registration of each Fund’s shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any.

The Sub-Adviser specifically agrees that with respect to the operation of the Funds, the Sub-Adviser shall be responsible for (i) providing the personnel, office space, furnishings, and equipment reasonably necessary to provide its sub-advisory services to the Funds hereunder, and (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Sub-Adviser. Additionally, the Sub-Adviser agrees that the Sub-Adviser shall be responsible for reasonable expenses incurred by the Funds or Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit involving the Sub-adviser to which neither the Funds nor the Adviser is a party. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Funds and the Adviser in the Advisory Agreement or any other agreement to which they are parties.

6.	SUB-ADVISORY FEES

(a)

Each Fund shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement a fee, based on the Current Net Assets of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of sub-advisory fee accrued for any day, “Current Net Assets” shall mean the Allocated Portion’s net assets, managed by the Sub-Adviser, as of the most recent preceding day for which the Fund’s net assets were computed. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Current Net Assets of the Allocated Portion equals zero.

(b)

The Sub-Adviser voluntarily may reduce any portion of the fees due to it pursuant to this Agreement. Any such reduction shall be applicable only to such specific reduction and shall not constitute an agreement to reduce any future compensation due to the Sub-Adviser hereunder.

7.	PORTFOLIO TRANSACTIONS

In connection with the investment and reinvestment of the assets of each Fund, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion’s portfolio (the “Portfolio”) and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio. The Sub-Adviser may take into consideration, among other things, the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this paragraph. Such records shall be made available to the Fund or Adviser upon request.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Exchange Act). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Funds. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Fund’s assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Adviser and each Fund authorizes and empowers the Sub-Adviser to direct the Custodian to open and maintain accounts for trading in securities and other investments (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Fund. In addition, in connection with establishing such brokerage accounts, the Adviser and each Fund authorizes and empowers the Sub-Adviser to execute for the Fund as its agent and attorney-in-fact reasonable and customary customer agreements and other documentation in connection therewith, such as International Swaps and Derivatives Association (ISDA) agreements and futures and options account agreements, with brokers, dealers, and/or futures commission merchants as the Sub-Adviser shall select as provided above. Subject to applicable law, including the custody requirements under the 1940 Act, the Sub-Adviser may, using such of the securities and other investments of the Fund as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers or to a collateral account established with the Custodian as the Sub-Adviser deems desirable or appropriate and as is required by applicable law. The Sub-Adviser shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian, except as otherwise permitted by applicable law. The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Fund, (ii) to deliver securities and other property against payment for the Fund, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein.

8.	LIABILITY; STANDARD OF CARE AND INDEMNIFICATION

The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 3 above) comply with the investment policies, guidelines and restrictions of each Fund; shall act at all times in the best interests of the Funds; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. The Sub-Adviser shall be liable to a Fund and/or the Adviser for any loss (including brokerage charges) incurred by such Fund as a result of any investment made by the Sub-Adviser in violation of the first paragraph of Section 3 hereof. The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) only of Disclosure Documents furnished to the Sub-Adviser by the Adviser or the Funds, and only with respect to the Sub-Adviser Disclosure in such Disclosure Documents.

Except as set forth above, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser or a Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by such Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Adviser or Funds may have under any federal securities law or state law.

The Sub-Adviser shall indemnify and hold harmless the Adviser and the Funds from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-Adviser Disclosure; and (ii) resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Sub-Adviser’s obligations under this Agreement, or from the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser or Funds, the Adviser or Funds shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by a Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Adviser or the Funds. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Sub-Adviser may have under any federal securities law or state law.

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Adviser’s obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

No provision of this Agreement shall be construed to protect any Trustee or Officer of the Funds, or officer of the Adviser or Sub-Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

The Sub-Adviser shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

9.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)

This Agreement shall become effective upon approval by the Board and its execution by the parties hereto. Pursuant to the exemptive relief obtained in the SEC Order dated on or about August 6, 2013, Investment Company Act Release No. 30592, approval of the Agreement by a majority of the outstanding voting securities of the Funds is not required, and the Sub-Adviser acknowledges that it shall be without the protection (if any) accorded by shareholder approval of an investment adviser’s receipt of compensation under Section 36(b) of the 1940 Act.

(b)

This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to either Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of either Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement. As used in this Section 9, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

(c)

In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the affected Fund’s affairs and, at the request of the Board or the Adviser, transfer any and all books and records of the affected Fund maintained by the Sub-Adviser on behalf of the affected Fund.

(d)

The Sub-Adviser shall promptly notify the Adviser of any proposed transaction or other event that could reasonably be expected to result in an assignment of this Agreement within the meaning of the 1940 Act.

10.	SERVICES NOT EXCLUSIVE

The services of the Sub-Adviser to the Adviser and the Funds are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Adviser agrees that Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to a Fund. Nothing in this Agreement shall be deemed to require Sub-Adviser, its principals, affiliates, agents or employees to purchase or sell for a Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

11.	AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of a Fund with those for other accounts managed by the Sub-Adviser or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-Adviser among the accounts and at a price approximately averaged and if such combination of orders and the allocation thereof is consistent with applicable law. The Sub-Adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) over time, no account will be favored or disfavored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security on a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-Adviser’s compliance policies and procedures and applicable law. The Sub-Adviser also agrees to provide such documentation and/or information to the Funds or Adviser as is reasonably necessary to allow the Funds or Adviser to determine whether orders for the Funds have been aggregated and allocated equitably.

12.	AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and this Agreement may be amended only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

13.	BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Funds’ or the Adviser’s request, provided, however, that Sub-Adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Funds, except for those related to the Allocated Portion.

14.	NONPUBLIC PERSONAL INFORMATION; CONFIDENTIALITY

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Funds (a) all records and other information relative to the Funds’ prior, present, or potential shareholders (and clients of said shareholders) and (b) any “Non-public Personal Information,” as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

Each party to this Agreement shall keep confidential all Confidential Information (defined below) concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state regulatory authorities. The receiving party may disclose or disseminate the disclosing party’s Confidential Information to its employees and agents that have a legitimate need to know such Confidential Information in order to assist the receiving party in performing its obligations under this Agreement. The receiving party shall advise all such foregoing persons of the receiving party’s obligations of confidentiality and non-use under this Agreement, and the receiving party shall be responsible for ensuring compliance by such persons with such obligations.

Each party shall take commercially reasonable steps to prevent unauthorized access to the other party’s Confidential Information. In addition, each party shall promptly notify the other party in writing upon learning of any unauthorized disclosure or use of the other party’s Confidential Information by such party or its agents.

The term “Confidential Information,” as used herein, means any of a party’s proprietary or confidential information including, without limitation, any Non-public Personal Information of such party, its affiliates, their respective clients or suppliers, or other persons with whom they do business, that may be obtained by the other party from any source or that may be developed as a result of this Agreement and Non-public Personal Information that is disclosed, directly or indirectly, to the other party by or on behalf of the disclosing party, whether in writing, orally or by other means and whether or not such information is marked as confidential. Confidential Information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

Each party acknowledges and agrees that due to the unique nature of Confidential Information there can be no adequate remedy at law for any breach of its obligations under this Section 14, that any such breach or threatened breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate temporary (until the matter may be resolved) equitable and injunctive relief from a court of competent jurisdiction without the necessity of proving actual loss.

The provisions of this Section 14 shall survive any termination of this Agreement.

15.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Funds are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Sub-Adviser agrees to inform the Trust of any material development related to the Funds that the Sub-Adviser reasonably believes is relevant to the Funds’ certification obligations under the Sarbanes-Oxley Act.

16.	REPORTS AND ACCESS

To the extent not otherwise identified in this Agreement, the Sub-Adviser agrees to supply such other information and documentation to the Adviser and to permit such compliance inspections by the Adviser or the Funds as shall be reasonably necessary to permit the Adviser and the Funds’ service providers to satisfy their obligations and respond to the reasonable requests of the Trust.

17.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

18.	NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and Funds about developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that would materially affect the Funds, including but not limited to material changes in the employment status of key investment management personnel involved in the management of a Fund, material changes in the investment process used to manage a Fund, any material changes in senior management, operations, financial condition or ownership of the Sub-Adviser’s firm, and the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser shall immediately notify the Adviser and the Trust in the event that the Sub-Adviser: (1) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization). To the extent permitted by applicable law, the Sub-Adviser shall immediately forward, upon receipt, to the Adviser any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that relates to the Trust or the Funds.

19.	NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

Adviser:	General Counsel Edward D. Jones & Co., L.P. 12555 Manchester Road St. Louis, MO 63131 and Olive Street Investment Advisers, LLC 1245 J.J. Kelley Memorial Drive St. Louis, MO 63131 Attn: Tom Kersting

Sub-Adviser:	LSV Asset Management 155 North Wacker Drive, Suite 4600 Chicago, IL 60606 Attn: Chief Operating Officer

Trust/Fund:	Bridge Builder Trust On behalf of the applicable Fund 12555 Manchester Road St. Louis, MO 63131 Attn: Secretary

20.	ASSIGNMENT

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment,” as that term is defined in section 2(a)(4) of the 1940 Act.

21.	SEVERABILITY AND ENTIRE AGREEMENT

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.

22.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23.	CONSULTATION WITH OTHER SUB-ADVISERS

In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to a Fund or a sub-adviser to a portfolio that is under common control with a Fund concerning transactions for the Funds, except as permitted by the Fund Procedures. The Sub-Adviser shall not provide investment advice to any assets of a Fund other than the assets managed by the Sub-Adviser.

24.	CHANGE IN THE SUB-ADVISER’S OWNERSHIP

The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change of control of the Sub-Adviser, as defined in the Advisers Act, within a reasonable time prior to such change being effected.

25.	COUNTERPARTS

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

26.	MISCELLANEOUS

Where the effect of a requirement of the 1940 Act or Advisers Act, as amended, reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

27.	GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

OLIVE STREET INVESTMENT ADVISERS, LLC
(Adviser)

By:	/s/ Thomas C. Kersting
Name: Thomas C. Kersting
Title: President

BRIDGE BUILDER TRUST,

ON BEHALF OF THE FUNDS LISTED ON SCHEDULE A HERETO,

FOR THE SOLE PURPOSE OF PAYING THE COMPENSATION DUE TO THE SUB-ADVISER PURSUANT TO SECTION 6(A) OF THE AGREEMENT

By:	/s/ Julius A. Drelick, III
Name: Julius A. Drelick, III
Title: President, Bridge Builder Trust

LSV ASSET MANAGEMENT
(Sub-Adviser)

By:	/s/ Josh O’Donnell
Name: Josh O’Donnell
Title: CCO/CEO

SCHEDULE A

FUNDS AND FEES

Series of Bridge Builder Trust
Bridge Builder Large Cap Value Fund
Bridge Builder Small/Mid Cap Value Fund